Senior Notes Payable	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
SENIOR NOTES PAYABLE

NOTE 12—SENIOR NOTES PAYABLE

Senior notes payable, net, is comprised of the following as of December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019
7.50% Senior notes due May 31, 2027	128,156	117,954
7.25% Senior notes due December 31, 2027	122,793	120,126
7.375% Senior notes due May 31, 2023	137,454	122,140
6.875% Senior notes due September 30, 2023	115,168	105,952
6.75% Senior notes due May 31, 2024	111,170	106,589
6.50% Senior notes due September 30, 2026	134,657	124,226
6.375% Senior notes due February 28, 2025	130,942	—
	880,340	696,987
Less: Unamortized debt issuance costs	(9,557)	(8,875)
	$870,783	$688,112

During the year ended December 31, 2020, the Company issued $54,546 of senior notes with maturity dates ranging from May 2023 to December 2027 pursuant to At the Market Issuance Sales Agreements with B. Riley Securities, Inc., which governs the program of at-the-market sales of the Company’s senior notes.

On February 12, 2020, the Company issued $132,250 of senior notes due in February 2025 (“6.375% 2025 Notes”) pursuant to the prospectus supplement dated February 10, 2020. Interest on the 6.375% 2025 Notes is payable quarterly at 6.375%. The 6.375% 2025 Notes are unsecured and due and payable in full on February 28, 2025. In connection with the issuance of the 6.375% 2025 Notes, the Company received net proceeds of $129,213 (after underwriting commissions, fees and other issuance costs of $3,037).

During March 2020, the Company repurchased bonds with an aggregate face value of $3,443 for $1,829 resulting in a gain net of expenses and original issue discount of $1,556 during the year ended December 31, 2020. As part of the repurchase, the Company paid $30 in interest accrued through the date of each respective repurchase.

At December 31, 2020 and 2019, the total senior notes outstanding was $870,783 (net of unamortized debt issue costs of $9,557) and $688,112 (net of unamortized debt issue costs of $8,875) with a weighted average interest rate of 6.95% and 7.05%, respectively. Interest on senior notes is payable on a quarterly basis.  Interest expense on senior notes totaled $61,233, $43,823 and $25,428 for the three years ended December 31, 2020, 2019 and 2018, respectively.

On January 25, 2021, the Company issued $230,000 of senior notes due in January 2028 (“6.0% 2028 Notes”) pursuant to the prospectus supplement dated February 12, 2020. Interest on the 6.0% 2028 Notes is payable quarterly at 6.0%. The 6.0% 2028 Notes are unsecured and due and payable in full on January 31, 2028. In connection with the issuance of the 6.0% 2028 Notes, the Company received net proceeds of $225,746 (after underwriting commissions, fees and other issuance costs of $4,254). The Notes bear interest at the rate of 6.0% per annum.

On March 1, 2021, the Company announced its intention to redeem at par, and at its option, $128,156 of senior notes due in February 2027 (“7.50% 2027 Notes”) on March 31, 2021 pursuant to the second supplemental indenture dated May 31, 2017. The total redemption payment will include approximately $1.6 million in accrued interest.

Sales Agreement Prospectus to Issue Up to $150,000 of Senior Notes

On February 14, 2020, the Company entered into a new At Market Issuance Sales Agreement (the “February 2020 Sales Agreement”) with B. Riley Securities, governing a program of at-the-market sales of certain of the Company’s senior notes. The most recent sales agreement prospectus was filed by us with the SEC on January 28, 2021 (the “January 2021 Sales Agreement Prospectus”). This program provides for the sale by the Company of up to $150,000 of certain of the Company’s senior notes. As of December 31, 2020, the Company had $132,697 remaining availability under the February 2020 Sales Agreement.